CELL TECH INTERNATIONAL INCORPORATED
                                AND SUBSIDIARIES

                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cell Tech International Incorporated (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Marta C. Carpenter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Marta C. Carpenter
                                                     ----------------------
                                                     Marta C. Carpenter
                                                     Chief Executive Officer

                                                     DATED: November 19, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cell Tech International Incorporated and will be retained by Cell Tech International Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

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